                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 1998
                                                           -------------

                       CHASE MORTGAGE FINANCE CORPORATION
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                 (Exact name of registrant specified in Charter)

   Delaware                  33-92950                    52-1495132
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(State or other            (Commission                 (IRS Employee
jurisdiction of            File Number)              Identification No.)
incorporation)

  343 Thornall Street, Edison, NJ 08837                       32256
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 (Address of principal executive offices)                   Zip Code

           Registrant's telephone, including area code: (732) 205-0600


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         (Former name and former address, if changed since last report)

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ITEM 2.    Acquisition or Disposition of Assets:General.

                  On July 28, 1998, Chase Mortgage Finance Corporation issued its Multi-Class Mortgage Pass-Through Certificates, Series 1998-S4, such series representing interests in a pool of fixed rate conventional one- to four-family mortage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated July 23, 1998, as supplemented by the prospectus supplement dated July 23, 1998 (together, the "Prospectus").

                  The Class A Certificates consist of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, Class A-6 Certificates, the Class A-7 Certificates, the Class A-8 Certificates, the Class A-9 Certificates, the Class A-10 Certificates,the Class A-11 Certificates, the Class A-12 Certificates, the Class A-13 Certificates, the Class A-14 Certificates, the Class A-15 Certificates, the Class AX Certificates, the Class A-P Certificates, the Class A-R Certificates. The Class M Certificates consist of the Class M Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates and the Class B-5 Certificates.

                  The Class A Certificates evidence in the aggregate the Class A Percentage ownership interest in the Trust Fund. The Class M Certificates evidence in the aggregate the Class M Percentage ownership interest in the Trust Fund. The Class B Certificates evidence the remaining ownership interest in the Trust Fund and are subordinated to the rights of the Class A Certificates and the Class M Certificates to the extent described in the Prospectus. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

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ITEM 7.    Financial Statements and Exhibits.

          (c)      Exhibits

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

Item 601(a)
of Regulation S-K
Exhibit No.                    Description
------------------             -----------
     4                         Pooling and Servicing Agreement among Chase
                               Mortgage Finance Corporation, Chase
                               Manhattan Mortgage Corporation and Citibank,
                               N.A., as trustee, dated as of July 1, 1998, for Multi-Class Mortgage Pass-Through
                               Certificates, Series 1998-S4.

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

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHASE MORTGAGE FINANCE CORPORATION

July 28, 1998

                                       By: /s/ Eileen Lindblom
                                           ----------------------------------
                                           Name:  Eileen Lindblom
                                           Title:    Vice President





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                                INDEX TO EXHIBITS

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

Exhibit No.                   Description
-----------                   ------------
    4                         Pooling and Servicing Agreement among Chase
                              Mortgage Finance Corporation, Chase
                              Manhattan Mortgage Corporation and Citibank,
                              N.A., as trustee, dated as of July 1, 1998, for Multi-Class Mortgage Pass-Through
                              Certificates, Series 1998-S4.

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